UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement

[ ]         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[ ]         Definitive Additional Materials

[ ]         Soliciting Material Pursuant to §240.14a-12

BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.
(Name of Registrant as Specified In Its Charter)

Stephen C. Miller, Esq.
2344 Spruce Street, Suite A
Boulder, CO 80302
(303) 444-5483
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.
[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)      Title of each class of securities to which transaction applies:

2)      Aggregate number of securities to which transaction applies:

3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth theamount on which the filing fee is calculated and state how it was determined):

4)      Proposed maximum aggregate value of transaction:

5)      Total fee paid:

[ ]         Fee paid previously with preliminary materials.

[ ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which theoffsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Scheduleand the date of its filing.

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2)      Form, Schedule or Registration Statement No.:

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4)      Date Filed:

BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.
2344 Spruce Street, Suite A
Boulder, Colorado  80302
WWW.BOULDERFUNDS.NET
WWW.THEDENALIFUND.COM
WWW.FIRSTOPPORTUNITYFUND.COM

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 27, 2012

To the Stockholders:

Notice is hereby given that the Joint Annual Meeting of Stockholders (the “Meeting”) of each of Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (each, a “Fund,” and collectively, the “Funds”), each a Maryland corporation, will be held on April 27, 2012, at 9:00 A.M., Pacific Time (local time), at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016 to consider and vote on the following proposal, which is more fully described in the accompanying Joint Proxy Statement:

1.	To elect Directors of each Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

The Board of Directors of each Fund, including each Fund’s Independent Directors, unanimously recommends that stockholders vote FOR the Proposal.

The Board of Directors of each Fund has fixed the close of business on March 16, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the Joint Annual Meeting and any postponements or adjournments thereof.  The Joint Proxy Statement, Notice of Joint Annual Meeting, and proxy card are first being mailed to stockholders on or about March 30, 2012.

By Order of the Board of Directors of each Fund,

/s/Stephanie Kelley
Stephanie Kelley,
Secretary
March 28, 2012

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.   All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.
2344 Spruce Street, Suite A
Boulder, Colorado  80302
WWW.BOULDERFUNDS.NET
WWW.THEDENALIFUND.COM
WWW.FIRSTOPPORTUNITYFUND.COM

JOINT ANNUAL MEETING OF STOCKHOLDERS

April 27, 2012

JOINT PROXY STATEMENT

This joint proxy statement (“Joint Proxy Statement”) for each of Boulder Growth & Income Fund, Inc. (“BIF”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”), and First Opportunity Fund, Inc. (“FOFI”) (each, a Fund, and collectively, the “Funds”), each a Maryland corporation, is furnished in connection with the solicitation of proxies by each Fund’s board of directors (each, a “Board” and collectively the “Boards,” with members of each Board being referred to as “Directors”) for exercise at the Joint Annual Meeting of Stockholders of the Funds to be held on April 27, 2012, at 9:00 A.M., Pacific Time (local time), at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, and at any adjournments and postponements thereof (the “Meeting”).  A Notice of Joint Annual Meeting of Stockholders (“Notice of Meeting”) and proxy card accompany this Joint Proxy Statement.  The Joint Proxy Statement, Notice of Meeting and proxy card are first being mailed to stockholders on or about March 30, 2012.

Each Board has fixed the close of business on March 16, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

Each Fund will furnish its most recent Annual Report to stockholders and its subsequent Semi-Annual Report, if any, upon request, without charge, by writing to the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (866) 228-4853.  These reports are also available on each Fund’s website as follows:

For BTF and BIF, please visit www.boulderfunds.net;

For DNY, please visit www.thedenalifund.com; and

For FOFI, please visit www.firstopportunityfund.com.

The Annual Reports and/or Semi-Annual Reports are not to be regarded as proxy solicitation material.

An electronic copy of the Notice of Meeting, the Joint Proxy Statement, and a proxy card for your vote at the Meeting are available on each Fund’s website listed above.

One Joint Proxy Statement is being delivered to multiple stockholders sharing an address, unless your Fund has received contrary instructions from one or more of the stockholders.  Each Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Fund in writing, or by phone, as stated above.  Similarly, stockholders of a Fund sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund’s transfer agent.

If the enclosed proxy is properly executed and returned by April 27, 2012, in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the Proposal, and in the discretion of the proxy holders, on any other matters that may properly come before the Meeting.  Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by delivering a written revocation or a later-dated proxy to each Fund’s Secretary at the above address prior to the date of the Meeting.

BIF, BTF and DNY each have two classes of voting stock:  common stock (“Common Stock”) and preferred stock (“Preferred Stock”) (Common Stock and Preferred Stock are collectively referred to herein as the “Shares”).  FOFI has one class of voting stock: Common Stock.  The holders of Preferred Stock and Common Stock are referred to herein as the “Preferred Stockholders” and the “Common Stockholders,” respectively.  For each Fund, each of the outstanding Shares is entitled to cast one vote, with no cumulative voting rights.  On the Record Date, the following number of Shares of each Fund were issued and outstanding:

Fund	Common Stock Outstanding	Preferred Stock Outstanding
BIF	25,495,585	1,000
BTF	12,338,660	686
DNY	4,157,117	878
FOFI	28,739,389	N/A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of each Fund’s Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund’s outstanding Shares.

Fund	Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned
BIF	Common Stock	Horejsi Affiliates(1)(2)	8,638,905(1)(2)	33.88%
BIF	Common Stock	Doliver Capital Advisors, LP(3) 6363 Woodway, Suite 963, Houston, Texas 77057	2,166,017(3)	8.5%
BIF	Preferred Stock	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated(4) 100 North Tryon Street, Charlotte, NC 28255 Blue Ridge Investments, L.L.C.(4) 214 North Tryon Street, Charlotte, NC 28255	857(4)	85.7%
BTF	Common Stock	Horejsi Affiliates(1)(5)	5,200,661(1)(5)	42.15%
BTF	Preferred Stock	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated(6) 100 North Tryon Street, Charlotte, NC 28255 Blue Ridge Investments, L.L.C.(6) 214 North Tryon Street, Charlotte, NC 28255	440(6)	64.13%
DNY	Common Stock	Horejsi Affiliates(1)(7)	3,191,107(1)(7)	76.76%
DNY	Preferred Stock	Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated(8) 100 North Tryon Street, Charlotte, NC 28255 Blue Ridge Investments, L.L.C.(8) 214 North Tryon Street, Charlotte, NC 28255	163(8)	18.56%
FOFI	Common Stock	Horejsi Affiliates(1)(9)	11,188,579(1)(9)	38.93%
FOFI	Common Stock	RiverNorth Capital Management, LLC(10) 325 N. LaSalle St, Suite 645 Chicago, IL 60654-7030	1,527,212(10)	5.3%

(1)
Solely for ease of reference, the Ernest Horejsi Trust No. 1B (“EH Trust”), Alaska Trust Company (“ATC”), the Stewart West Indies Trust (“SWIT”), the Lola Brown Trust No. 1B “(“Brown Trust”), Evergreen Atlantic, LLC, the Susan L. Ciciora Trust (“SLC Trust”), the John S. Horejsi Trust (“JSH Trust”), the Evergreen Trust, the Stewart R. Horejsi Trust No. 2 (“SRH Trust”), the Mildred B. Horejsi Trust  (“MBH Trust”) as well as other Horejsi affiliated trusts and entities associated with the Horejsi family are collectively referred to herein as the “Horejsi Affiliates”.  EH Trust, SWIT, the Brown Trust, the SLC Trust, the JSH Trust, the Evergreen Trust, the SRH Trust, and the MBH Trust are collectively referred to herein as the “Horejsi Trusts”.  SWIT owns 98% of the outstanding voting shares of ATC.  The address for ATC and the Horejsi Trusts is c/o Alaska Trust Company, 1029 West Third Avenue, Suite 400, Anchorage, AK  99501; the address for Evergreen Atlantic, LLC is 2344 Spruce St., Ste A, Boulder, CO 80302.   The trustees of each Horejsi Trust, as detailed in the notes following, may also be deemed to beneficially own the Shares.  Stewart Horejsi, Susan Ciciora (Stewart Horejsi’s daughter) and John Horejsi (Stewart Horejsi’s son) are discretionary beneficiaries of one or more of the Horejsi Trusts. From time to time, the trustees of each Horejsi Trust have delegated to Stewart Horejsi investment authority with respect to each Horejsi Trust’s investments in the Funds and are expected to continue to do so in the future.  Stewart Horejsi also serves as portfolio manager to each Fund and Senior Investment Officer of Boulder Investment Advisers, LLC (“BIA”) (co-investment adviser to BIF, BTF and DNY), Rocky Mountain Advisers, LLC (“RMA”) (co-investment adviser to FOFI) and Stewart Investment Advisers (also known as Stewart West Indies Trading Company) (“SIA”)  (co-investment adviser to BIF, BTF, DNY and FOFI) (BIA, RMA and SIA are collectively referred to herein as the “Advisers”).  The Horejsi Affiliates own the Advisers.  Susan Ciciora is a director of DNY and FOFI.  John Horejsi is a director of BIF and BTF.  As a result of these relationships, Stewart Horejsi, Susan Ciciora and John Horejsi may directly or indirectly benefit from the relationships between each of the Funds and each of the Advisers.

(2)
The BIF Common Stock beneficially owned by the Horejsi Affiliates consists of 8,638,905 shares of Common Stock beneficially owned by the EH Trust, of which ATC, Larry L. Dunlap and Ms. Ciciora are trustees.

(3)	As stated in Schedule 13G Amendment No. 6 filed with the Securities and Exchange Commission on January 24, 2012.

(4)	As stated in Schedule 13D filed with the Securities and Exchange Commission on January 11, 2011.

(5)	The BTF Common Stock beneficially owned by the Horejsi Affiliates consists of:

a.	2,987,504 shares, representing 24.21% of outstanding Common Stock, beneficially owned by the EH Trust, of which ATC, Larry L. Dunlap and Ms. Ciciora are trustees.

b.	1,613,827 shares, representing 13.08% of outstanding Common Stock, beneficially owned by the Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

c.
343,749 shares, representing 2.79% of outstanding Common Stock, beneficially owned by Evergreen Atlantic, LLC, of which the Evergreen Trust, SLC Trust, JSH Trust and SWIT are members. Shares provided in footnotes (5)(d)-(g), below, include each member’s indirect proportionate beneficial ownership of shares directly held by Evergreen Atlantic, LLC.

d.	255,877 shares, representing 2.07% of outstanding Common Stock, beneficially owned by SWIT, of which ATC is trustee.

e.	175,301 shares, representing 1.42% of outstanding Common Stock, beneficially owned by SLC Trust, of which ATC is trustee.

f.	104,642 shares, representing 0.85% of outstanding Common Stock, beneficially owned by JSH Trust, of which ATC is trustee.

g.	63,510 shares, representing 0.51% of outstanding Common Stock, beneficially owned by Evergreen Trust, of which ATC, Mr. Dunlap and Stephen C. Miller (President of each Fund) are trustees.

(6)	As stated in Schedule 13D filed with the Securities and Exchange Commission on January 11, 2011.

(7)	The DNY Common Stock beneficially owned by the Horejsi Affiliates consists of:

a.	949,751 shares, representing 22.85% of outstanding Common Stock, beneficially owned by Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

b.	1,030,344 shares, representing 24.79% of outstanding Common Stock, beneficially owned by MBH Trust, of which ATC, Brian Sippy and Ms. Ciciora are trustees.

c.	56,608 shares, representing 1.36% of outstanding Common Stock, beneficially owned by Evergreen Trust, of which ATC, Mr. Dunlap and Mr. Miller are trustees.

d.	1,154,404 shares, representing 27.77% of outstanding Common Stock, beneficially owned by SLC Trust, of which ATC is trustee.

(8)	As stated in Schedule 13G Amendment No. 4 filed with the Securities and Exchange Commission on February 14, 2012.

(9)	The FOFI Common Stock beneficially owned by the Horejsi Affiliates consists of:

a.	4,555,475 shares, representing 15.85% of outstanding Common Stock, beneficially owned by Brown Trust, of which ATC, Mr. Dunlap and Ms. Ciciora are trustees.

b.	2,725,929 shares, representing 9.48% of outstanding Common Stock, beneficially owned by MBH Trust, of which ATC, Brian Sippy and Ms. Ciciora are trustees.

c.	2,169,602 shares, representing 7.55% of outstanding Common Stock, beneficially owned by SRH Trust, of which ATC, Mr. Sippy and Laura Tatooles are trustees.

d.	1,737,573 shares, representing 6.05% of outstanding Common Stock, beneficially owned by SLC Trust, of which ATC is trustee.

(10)	As stated in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012.

With respect to each Fund, as of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially the following Shares:

Fund	Shares of Common Stock Beneficially Owned	% of Common Stock Owned	Shares of Preferred Stock Beneficially Owned	% of Preferred Stock Owned
BIF	24,934,084	97.80%	1,000	100%
BTF	12,300,706	99.69%	686	100%
DNY	4,156,322	99.98%	878	100%
FOFI	27,993,941	97.41%	N/A	N/A

As of the Record Date, the executive officers and directors of each Fund, as a group, owned the following Shares:

Fund	Shares of Common Stock Beneficially Owned	% of Common Stock Owned	Shares of Preferred Stock Beneficially Owned	% of Preferred Stock Owned
BIF	8,699,661(1)	34.12%	0	0%
BTF	5,218,367(1)	42.29%	0	0%
DNY	3,194,827(1)	76.85%	0	0%
FOFI	11,256,185(1)	39.17%	0	0%

(1)	Includes shares of Common Stock owned by the Horejsi Affiliates as set forth in the Beneficial Ownership Table above.

In order that your Shares may be represented at the Meeting, you are requested to execute and return the enclosed proxy authorizing the proxy holders to vote on the following matter:

PROPOSAL
ELECTION OF DIRECTORS OF THE FUND

Each Board is divided into three classes (Class I, Class II, and Class III), each class having a term of three years.  Each year the term of one class expires and the successor or successors elected to such class will serve until the applicable Fund’s annual meeting of stockholders in the third succeeding year and until their successors are duly elected and qualify.

At the Meeting, the Preferred Stockholders of BIF, BTF and DNY will have equal voting rights with the Common Stockholders of BIF, BTF and DNY, respectively, and will vote together with the Common Stockholders as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds.  The Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund (“Preferred Directors”).  The Preferred Directors of BIF and BTF are John S. Horejsi and Richard I. Barr.  The Preferred Directors of DNY are Susan L. Ciciora and Steven K. Norgaard.  Because a separate quorum of DNY’s preferred stockholders was not achieved at DNY’s Annual Meeting of Stockholders held on May 2, 2011, the terms of John S. Horejsi, formerly a Class II Director to DNY whose vacant seat was filled by Steven K. Norgaard on November 18, 2011, and Susan L. Ciciora, a Class III Director to DNY, “carried over” until this Meeting. As a result, the Board of DNY has nominated Steven K. Norgaard and Susan L. Ciciora to stand for election at this Meeting for the terms set forth below.

Each Board, including each Fund’s Independent Directors, has nominated the following individuals for election to its Board as follows:

BIF
(1)
Richard I. Barr to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  Mr. Barr is nominated for a seat voted on by the Preferred Stockholders voting as a separate class.

(2)
Steven K. Norgaard to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Norgaard is nominated for a seat voted on by the Common Stockholders and Preferred Stockholders voting as a single class.

BTF
(1)
Richard I. Barr to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  Mr. Barr is nominated for a seat voted on by the Preferred Stockholders voting as a separate class.

(2)
Steven K. Norgaard to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Norgaard is nominated for a seat voted on by the Common Stockholders and Preferred Stockholders voting as a single class.

DNY
(1)
Joel W. Looney to stand for election as a Class I Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  Mr. Looney is nominated for a seat voted on by the Common Stockholders and Preferred Stockholders voting as a single class.

(2)
Susan L. Cicora to stand for election as a Class III Director to serve until the Fund’s 2014 Annual Meeting of Stockholders and until her successor is duly elected and qualified.   Ms. Ciciora is nominated for a seat voted on by the Preferred Stockholders voting as a separate class.

(3)
Steven K. Norgaard to stand for election as a Class II Director to serve until the Fund’s 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified.   Mr. Norgaard is nominated for a seat voted on by the Preferred Stockholders voting as a separate class.

FOFI
(1)	Richard I. Barr to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

(2)	Susan L. Cicora to stand for election as a Class III Director to serve until the Fund’s 2015 Annual Meeting of Stockholders and until her successor is duly elected and qualified.

(3)	Steven K. Norgaard to stand for election as a Class I Director to serve until the Fund’s 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

The above nominees (collectively referred to herein as the “Director Nominees”) have consented to be named in this Joint Proxy Statement and to serve as Directors of each applicable Fund if elected at the Meeting for the term as indicated above.  The Boards know of no reason why any of the Director Nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the applicable Board may recommend.

Following the unanimous recommendation of each Fund’s Nominating Committee, each Board unanimously recommends a vote FOR each of the Director Nominees above.

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the Boards:

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 50	Chairman of BIF, DNY and FOFI; Class II Director of BIF, BTF and FOFI; Class I Director of DNY.	Term Expires 2014 (BIF, BTF and FOFI); Director Nominee (DNY); if elected, term expires 2015. BIF Director since 2002; BTF Director since 2001; DNY Director since 2007; and FOFI Director since 2003.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	None.
Dr. Dean L. Jacobson Age: 73	Class I Director of BIF, BTF and FOFI; Class III Director of DNY.	Term expires 2013 (BIF, BTF and FOFI); Term expires 2014 (DNY). BIF Director since 2006; BTF Director since 2004; DNY Director since 2007; and FOFI Director since 2003.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	None.
Richard I. Barr Age: 74	Chairman of BTF. Class III Director of BIF, BTF, and FOFI; Class II Director of DNY.	Director Nominee (BIF, BTF and FOFI); if elected, term expires 2015. Term expires 2013 (DNY). BIF Director since 2002; BTF Director since 1999; DNY Director since 2007; and FOFI Director since 2001.	Retired (since 2001); Various executive positions (1963‐2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	None.
Steven K. Norgaard(4) Age: 47	Class III Director of BIF and BTF; Class I Director of FOFI; Class II Director of DNY.	Director Nominee (BIF, BTF, DNY and FOFI); if elected to BIF and BTF, term expires 2015; if elected to FOFI and DNY, term expires 2013. Director of BIF, BTF, DNY, and FOFI since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007) ATG Trust Company.	4	None.

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora(4)(5) Age: 47	Class III Director of DNY and FOFI.	Director Nominee (DNY and FOFI); if elected to DNY, term expires 2014; if elected to FOFI, term expires 2015. DNY Director since 2007; and FOFI Director since 2003.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (2006-2011), BIF; Director (2001-2011), BTF.	2	None.
John S. Horejsi(4)(5) Age: 44	Class I Director of BIF and BTF	Term expires 2013 (BIF and BTF). BIF Director since 2004; and BTF Director since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007-2011), DNY; Director (2006-2011), FOFI.	2	None.

(1) Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.”  Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2) Unless otherwise specified, the Directors’ respective addresses are 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

(3) The Fund Complex includes BIF, BTF, DNY and FOFI.

(4) Effective November 18, 2011, Susan L. Ciciora resigned as a Class III Director of each of BIF and BTF and John S. Horejsi resigned as a Class I Director of FOFI and a Class II Director of DNY.  Upon Ms. Ciciora’s and John Horejsi’s respective resignations, Mr. Norgaard was appointed by the Board of Directors as a Class III Director of BIF and BTF, a Class I Director of FOFI and a Class II Director of DNY.

(5)  Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA, RMA and Fund Administrative Services, LLC (“FAS”).

INFORMATION ABOUT THE DIRECTORS’ QUALIFICATIONS, EXPERIENCE, ATTRIBUTES AND SKILLS.  Each Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Funds in light of its business and structure.  Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them.  Certain of these business and professional experiences are set forth in detail in the narratives below.  In addition, with the exception of Mr. Norgaard, each Director has served on the Board of each Fund for a number of years.  They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operation of the Funds.  Each Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led each Board to conclude that each person identified below should serve as a Director of the Fund. The information provided below, and in the chart above, is not all-inclusive.  Many of the Directors’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of each Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions.  In conducting its annual self-assessment, each Board has determined that the Directors have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of each Fund.

The Directors’ respective addresses are 2344 Spruce Street, Suite A, Boulder, Colorado 80302.  John S. Horejsi and Ms. Ciciora are each considered “interested persons” because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, RMA, SIA and FAS.  The following sets forth the backgrounds and business experience of the Directors:

Joel W. Looney, Director of BIF, BTF, DNY and FOFI and Chairman of the Board of BIF, DNY and FOFI.  Mr. Looney joined the BIF Board in 2002, the BTF Board in 2001, the DNY Board in 2007, and the FOFI Board in 2003.  He holds a Certified Financial Planner (“CFP”) designation and, since 1999, has been a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, KS (“FMG”).  Mr. Looney is a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas and holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.  Prior to his current position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to1995).  From the late 1980’s until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the MBH Trust, one of the Horejsi Affiliates.  Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University.

Based upon the foregoing, each Board selected Mr. Looney to serve as a Director of the Fund because of his financial, accounting and investment knowledge and experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Funds.  In addition, Mr. Looney’s past experience as a chief financial officer and his ongoing experience in the investment management industry uniquely qualifies him as a Director and, in particular, as chairman of the Audit Committee of each Fund and as a “financial expert” (as defined under the Securities and Exchange Commission's Regulation S-K, Item 407(d)).

Richard I. Barr, Director of BIF, BTF, DNY and FOFI and Chairman of the Board of BTF.  Mr. Barr joined the BIF Board in 2002, the BTF Board in 1999, the DNY Board in 2007, and the FOFI Board in 2001.  Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars.  In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank.  Mr. Barr holds a B.S. from the University of Kansas.

Based upon the foregoing, each Board selected Mr. Barr to serve as a Director of the Fund because of his diverse business background, his management and executive experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Funds.

Dr. Dean Jacobson, Director of BIF, BTF, DNY and FOFI.  Dr. Jacobson joined the BIF Board in 2006, the BTF Board in 2004, the DNY Board in 2007, and the FOFI Board in 2003.  Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions).  He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present).  Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009).  He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963).  Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications.  He holds two patents and a number of professional and business designations.  He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

Based upon the foregoing, each Board selected Dr. Jacobson to serve as a Director of the Fund because of his academic qualifications, his critical thinking, analytical skills, executive and business experience and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Funds.

Steven K. Norgaard, Director of BIF, BTF, DNY and FOFI.  Mr. Norgaard joined each Fund’s Board in 2011.  He is currently an attorney with the law firm, Steven K. Norgaard, P.C. (since 1994), where he represents a broad range of individual and corporate clients in transactional, taxation and investment related matters.  Prior to starting his own law firm, Mr. Norgaard practiced at McDermott, Will & Emery’s Chicago office in the transactional and taxation departments (1990 to 1994).  He has served on a number of boards and is currently a director of ATG Trust Company (since 2007), an independent trust company, where he serves on its audit and trust/investment committees.  Mr. Norgaard is currently a member of the American Bar Association (Real Property and Probate Section), Illinois State Bar Association (Real Estate and Trusts and Estates Sections) and the Dupage County Bar Association (past chairman of the Estate Planning Committee). He is a frequent speaker at Chicago area conferences and seminars. He holds a B.S. from University of Illinois, Urbana-Champaign and a J.D. from the University of Chicago Law School.

Based upon the foregoing, each Board selected Mr. Norgaard to serve as a Director of the Fund because of his experience advising a diverse range of business enterprises, financial experience, analytical skills, his critical thinking and legal acumen.  In addition, Mr. Norgaard’s experience as a member of the audit committee of an independent trust company qualifies him as a “financial expert” (as defined under the Securities and Exchange Commission's Regulation S-K, Item 407(d)).  Mr. Norgaard was recommended to each Fund’s Nominating Committee by the Advisers and a Director who is an “interested person” of the Funds.

Susan L. Ciciora, Director of DNY and FOFI.  Ms. Ciciora joined the DNY Board in 2007 and the FOFI Board in 2003.  She sat on the BIF Board from 2006 to 2011 and the BTF Board from 2001 to 2011.  She is one of three trustees of the Lola Trust since 1994 and the EH Trust since 1992.  Ms. Ciciora has other business experience, including various executive positions with her family’s mid-west welding supply company and a custom home construction company.  She also has served as a director of the Horejsi Charitable Foundation, Inc. (the “Foundation”) since 1997.  She holds a B.S. from the University of Kansas.  Ms. Ciciora is Stewart Horejsi’s daughter and John S. Horejsi’s sister.  As a trustee and beneficiary of certain Horejsi Trusts, DNY and FOFI’s largest stockholders, Ms. Ciciora has a vested interest in ensuring that DNY and FOFI’s investment ideals are and continue to be followed.

Based upon the foregoing, the DNY Board and FOFI Board selected Ms. Ciciora to serve as a Director of DNY and FOFI, respectively, because of her business, financial, and investment experience, and because of her substantial closed-end investment company experience, during which she has dealt skillfully with a broad range of complex issues with respect to the Funds.

John S. Horejsi, Director of BIF and BTF.  Mr. Horejsi joined the BIF Board in 2004 and the BTF Board in 2006.  He sat on the DNY Board from 2007 to 2011 and the FOFI Board from 2006 to 2011.  He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with his family’s mid-west regional welding supply business and as part owner and driver for an automobile racing team.  Mr. Horejsi also has board experience outside of the Funds as a director of the Foundation (since 1997).  Mr. Horejsi previously held a commercial real estate license in California.  Mr. Horejsi holds a B.S. from the University of Kansas.  Mr. Horejsi is Stewart Horejsi’s son and Susan Ciciora’s brother.  He is a beneficiary of certain Horejsi Trusts, BIF and BTF’s largest stockholders.  Accordingly, Mr. Horejsi has a vested interest in making sure the Fund’s investment ideals are and continue to be followed.

Based upon the foregoing, the BIF Board and BTF Board selected Mr. Horejsi to serve as a Director of BIF and BTF, respectively, because of his executive, business, financial, and investment experience, and because of his substantial closed-end investment company experience, during which he has dealt skillfully with a broad range of complex issues with respect to the Funds.

OFFICERS. The names of the executive officers of each Fund are listed below.  Each officer was elected to office by each Board at a meeting held on January 27, 2012.  Officers are elected annually and each officer will hold such office until a successor has been elected by the applicable Board.

Stephen C. Miller, President.  Age:  59.  Mr. Miller serves as President of BIF (since 2002), BTF (since 1999), DNY (since 2007), and FOFI (since 2003).  He served as chief compliance officer to BIF, BTF and FOFI from 2004 to 2007.  He is also president of and general counsel to BIA (since 1999); president and general counsel to RMA (since 2008); manager of FAS (since 1999); and vice president of SIA (since 1999).  Mr. Miller was a director of BIF from 2002 to 2004, a director of BTF from 1999 to 2004; and director and chairman of FOFI from 2003 to 2004.  Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992.  Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for the Horejsi Affiliates.  Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and “of counsel” status with the law firm of Krassa & Miller, LLC.  Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver, Sturm College of Law.

Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer.  Age:  35.  Ms. Murphey serves as each Fund’s chief financial officer (since 2011), chief accounting officer (since 2011), treasurer (since 2011), vice president (since 2008) and assistant secretary (for BIF, BTF and FOFI since 2003, for DNY since 2007).  She is also vice president and treasurer of BIA (since 2011); vice president and treasurer of RMA (since 2011); assistant manager of FAS (since 2011).  Ms. Murphey holds a B.A. from the University of Colorado.

Jennifer T. Welsh, Chief Compliance Officer.  Age:  34.  Ms. Welsh serves as each Fund’s chief compliance officer (since 2010), and associate general counsel (since 2010).  She is also the chief compliance officer for BIA, RMA, SIA, and FAS (since 2010).  Prior to her employment with FAS, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP in Denver, Colorado, where she counseled investment companies, investment advisers, broker-dealers and hedge funds in areas of regulatory compliance, corporate governance and general corporate matters.  Ms. Welsh holds a B.S. from Tulane University, and a J.D. from the University of Denver, Sturm College of Law.

Stephanie J. Kelley, Secretary.  Age:  55.  Ms. Kelley serves as Secretary to BIF (since 2002), BTF (since 2000), FOFI (since 2003) and DNY (since 2007).  Ms Kelley also serves as secretary, assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999.  Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

Unless otherwise specified, the Officers’ respective addresses are c/o Fund Administrative Services, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Set forth in the following table are the current Directors and Director Nominees for election to each Board together with the dollar range of equity securities beneficially owned in each Fund by each Director as of the Record Date, as well as the aggregate dollar range of each Fund’s equity securities in all funds overseen in the family of investment companies.

OWNERSHIP OF SECURITIES OF THE FUNDS BY DIRECTORS

	Dollar Range of Equity Securities in BIF	Dollar Range of Equity Securities in BTF	Dollar Range of Equity Securities in DNY	Dollar Range of Equity Securities in FOFI	Aggregate Dollar Range of Equity Securities in All Funds in the Family of Investment Companies(2)
Independent Directors and Nominees
Richard I. Barr	$50,001 to $100,000	Over $100,000	$0	Over $100,000	Over $100,000
Joel W. Looney	$50,001 to $100,000	$50,001 to $100,000	$10,001 to $50,000	Over $100,000	Over $100,000
Dean L. Jacobson	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	Up to $10,000	$50,001 to $100,000
Steven K. Norgaard	$0	$0	$0	$0	$0
Interested Directors and Nominees
John S. Horejsi	Over $100,000(1)	Over $100,000(1)			Over $100,000
Susan L. Ciciora			Over $100,000(1)	Over $100,000(1)	Over $100,000

(1) Includes shares of each Fund beneficially owned by the Horejsi Affiliates, one or more of which Ms. Ciciora and John Horejsi are discretionary beneficiaries.

(2) The “Family of Investment Companies” includes BIF, BTF, DNY and FOFI.
___________________________

None of the Independent Directors, or their family members owned beneficially or of record any securities of the Advisers, Wellington Management Company, LLP (“Wellington Management”), or any person directly or indirectly controlling, controlled by, or under common control with the Advisers or Wellington Management.

DIRECTOR AND OFFICER COMPENSATION.  The following tables set forth certain information regarding the compensation of the Directors.  No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Funds for acting as a Director or officer; however, officers of the Funds may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities.  Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.  In addition to the amounts stated below, Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

For the fiscal year ended November 30, 2011
Name of Person and Position with the Fund	Aggregate Compensation from BIF Paid to Directors	Aggregate Compensation from BTF Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director	$35,500	$35,500	$145,000
Richard I. Barr, Director	$28,500	$36,500	$125,000
Dr. Dean Jacobson, Director	$28,500	$32,500	$121,000
Steven K. Norgaard, Director(2)	$3,786	$4,786	$19,159
Susan L. Ciciora, Director(3)	$0	$0	$0
John S. Horejsi, Director	$0	$0	$0

For the fiscal year ended October 31, 2011
Name of Person and Position with the Fund	Aggregate Compensation from DNY Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director	$33,000	$141,500
Richard I. Barr, Director	$26,000	$121,500
Dr. Dean Jacobson, Director	$26,000	$117,500
Steven K. Norgaard, Director(2)	$0	$0
Susan L. Ciciora, Director	$0	$0
John S. Horejsi, Director(4)	$0	$0

For the fiscal year ended March 31, 2011
Name of Person and Position with the Fund	Aggregate Compensation from FOFI Paid to Directors	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Joel W. Looney, Director	$36,500	$141,500
Richard I. Barr, Director	$29,500	$118,500
Dr. Dean Jacobson, Director	$29,500	$114,500
Steven K. Norgaard, Director(2)	$0	$0
Susan L. Ciciora, Director	$0	$0
John S. Horejsi, Director(4)	$0	$0

(1)	The “Fund Complex” includes BIF, BTF, DNY and FOFI.

(2)	Mr. Norgaard was appointed as a Director of each Fund on November 18, 2011.

(3)	Ms. Ciciora resigned as a Director of BIF and BTF on November 18, 2011.

(4)	John Horejsi resigned as a Director of DNY and FOFI on November 18, 2011.

Each Director of BIF who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the BIF Board.  The chairman of the BIF Board and the chairman of the BIF Audit Committee each receive an additional $1,000 per meeting.  The BIF Board held 14 meetings (10 of which were held by telephone conference call) during the fiscal year ended November 30, 2011.  Each Director of BIF currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of BIF and any committee of which he or she is a member.  The aggregate remuneration paid to the Directors of BIF for acting as such during the fiscal year ended November 30, 2011 amounted to $96,285.71.

Each Director of BTF who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the BTF Board.  The chairman of the BTF Board and the chairman of the BTF Audit Committee each receive an additional $1,000 per meeting.  The BTF Board held 14 meetings (10 of which were held by telephone conference call) during the fiscal year ended November 30, 2011.  Each Director of BTF currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of BTF and any committee of which he or she is a member.  The aggregate remuneration paid to the Directors of BTF for acting as such during the fiscal year ended November 30, 2011 amounted to $109,285.71.

Each Director of DNY who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the DNY Board.  The chairman of the DNY Board and the chairman of the DNY Audit Committee each receive an additional $1,000 per meeting.  The DNY Board held 11 meetings (7 of which were held by telephone conference call) during the fiscal year ended October 31, 2011.  Each Director of DNY currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of DNY and any committee of which he or she is a member.  The aggregate remuneration paid to the Directors of DNY for acting as such during the fiscal year ended October 31, 2011 amounted to $85,000.

Each Director of FOFI who is not a director, officer or employee of one of the Advisers, FAS, Wellington Management, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the FOFI Board.  The chairman of the FOFI Board and the chairman of the FOFI Audit Committee each receive an additional $1,000 per meeting.  The FOFI Board held 11 meetings (7 of which were held by telephone conference call) during the fiscal year ended March 31, 2011.  Each Director of FOFI currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of the Directors of FOFI and any committee of which he or she is a member.  The aggregate remuneration paid to the Directors of FOFI for acting as such during the fiscal year ended March 31, 2011 amounted to $95,500.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE.  The purpose of each Fund’s audit committee (each, an “Audit Committee”) is to assist the applicable Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants.  Each Fund’s Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants.  Management, however, is responsible for the preparation, presentation and integrity of each Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.  Each Fund’s Board has adopted a charter for its Audit Committee that is available on the applicable Fund’s website.

Each Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Dr. Jacobson, and Messrs. Barr, Looney and Norgaard.  Each Board has determined that Joel W. Looney and Steven K. Norgaard each qualify as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d).  Each Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the applicable Board.  Each Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and each Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board.  The members of each Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties.  Each member of each Audit Committee is independent, as that term is defined by the NYSE Listing Standards.  The BIF and BTF Audit Committees each met three times during the fiscal year ended November 30, 2011; the DNY Audit Committee met four times during the fiscal year ended October 31, 2011; and FOFI Audit Committee met four times during the fiscal year ended March 31, 2011.

In connection with BIF’s and BTF’s audited financial statements as of and for the period ended November 30, 2011, included in BIF’s and BTF’s Annual Report, respectively, for the period ended November 30, 2011, at a meeting held on January 24, 2012, the Audit Committee of each of BIF and BTF considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

In connection with DNY’s audited financial statements as of and for the period ended October 31, 2011, included in DNY’s Annual Report for the period ended October 31, 2011, at a meeting held on December 21, 2011, the Audit Committee of DNY considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

In connection with FOFI’s audited financial statements as of and for the period ended March 31, 2011, included in FOFI’s Annual Report for the period ended March 31, 2011, at a meeting held on August 1, 2011, the Audit Committee of FOFI considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

Each Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence.  Each Audit Committee discussed with the independent accountants the accounting principles applied by the applicable Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication with Those Charged With Governance, effective December 15, 2006.

The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds in any accounting, financial management or internal control capacity.  Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants.  Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the applicable Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of each Audit Committee set forth in the applicable Audit Committee Charter and those discussed above, each Audit Committee recommended to the applicable Board that the audited financial statements be included in the applicable Fund’s Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of each Fund’s Board: Richard I. Barr, Dean L. Jacobson, Joel W. Looney and Steven K. Norgaard.

NOMINATING COMMITTEE.  Each Fund’s Board has a nominating committee (each, a “Nominating Committee”) composed of the Independent Directors of the Fund, consisting of Dr. Jacobson, and Messrs. Looney, Barr and Norgaard.  Each member of each Nominating Committee is independent, as that term is defined by the NYSE Listing Standards.  The Nominating Committee of each of BIF and BTF met four times during the fiscal year ended November 30, 2011; the DNY Nominating Committee met once during the fiscal year ended October 31, 2011; and the FOFI Nominating Committee did not meet during the fiscal year ended March 31, 2011.   Each Fund’s Board has adopted a charter for its Nominating Committee that is available on the applicable Fund’s website.

None of the Nominating Committees have a formal process for identifying candidates.  None of the Nominating Committees have established specific minimum qualifications that must be met by a candidate to be considered for nomination as a director.  Each Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the applicable Board and any committees thereof.   Each Nominating Committee will consider all qualified candidates in the same manner.  Each Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the applicable Fund’s circumstances, and as applicable legal or listing standards change.

Although none of the Nominating Committees have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice each Nominating Committee typically considers the overall diversity of the applicable Board’s composition when identifying candidates.  Specifically, each Nominating Committee considers the diversity of skill sets desired among the applicable Board members in light of the applicable Fund’s characteristics and circumstances and how those skill sets might complement each other.  Each Nominating Committee also takes into account the personal background of current and prospective Board members of the applicable Fund in considering the composition of the applicable Board.  In addition, as part of its annual self-evaluation, the Directors of each Fund have an opportunity to consider the diversity of the applicable Board, both in terms of skill sets and personal background, and any observations made by the applicable Board during the self-evaluation assist the applicable Nominating Committee in its decision making process.

Each Nominating Committee will consider director candidates recommended by stockholders of the applicable Fund (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see “Submission of Stockholder Proposals” below).  In reviewing such stockholder director-nominees, each Nominating Committee may generally rely on the provisions set forth in the charter of the Nominating Committee and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).  Such recommendations should be forwarded to the applicable Fund’s Secretary, 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

None of the Funds have a compensation committee.

ADDITIONAL INFORMATION CONCERNING EACH BOARD OF DIRECTORS

BOARD ATTENDANCE AT STOCKHOLDERS’ MEETINGS. None of the Funds have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of each Fund, who were Directors at the time, attended the May 2, 2011 Annual Meeting of Stockholders.

COMMUNICATIONS WITH THE BOARD. Stockholders of a Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund and to the attention of the applicable Board.  All such communications will be directed to the applicable Board’s attention.

ROLE OF THE BOARD. Each Board provides oversight of the management and operations of the applicable Fund.  The day-to-day responsibility for the management and operation of each Fund is the responsibility of its various service providers, such as the Advisers and their portfolio managers, and each Fund’s co-administrators, custodian and transfer agent.  Each Board has elected various senior individuals employed by certain of these service providers as officers of the applicable Fund, with responsibility to monitor and report to the Board on the applicable Fund’s operations.  In conducting its oversight, each Board is provided regular reports from the various officers and service providers regarding the applicable Fund’s operations.  For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of each Fund’s portfolios.  Each Board has appointed a chief compliance officer (“CCO”) who administers the applicable Fund’s compliance programs and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal board meetings which typically are held quarterly, in person, and involve each Board’s review of recent Fund operations.  From time to time, one or more members of a Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of each Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the applicable Fund.

BOARD LEADERSHIP STRUCTURE. Each Board has determined that its leadership structure is appropriate given the business and nature of the applicable Fund.  Each Board has established five standing committees: an Audit Committee, a Nominating Committee (each as described above), and a pricing committee, a legal compliance committee and an executive committee (together, the “Committees”).  Eighty percent of the members of each Board are Independent Directors of the applicable Fund, and each Committee is comprised entirely of Independent Directors of the applicable Fund.  Each Board has determined that the Committees help ensure that the applicable Fund has effective and independent governance and oversight.  Each Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors of the applicable Fund from management, including the Advisers.  Where deemed appropriate, from time to time, each Board may constitute ad hoc committees.

Each Board’s chairman is an Independent Director of the applicable Fund who acts as the primary liaison between the Independent Directors of the applicable Fund and management (the “Independent Chairman”).  The Independent Chairman plays an important role in setting the applicable Board meeting agendas and may help identify matters of special interest to be addressed by management with the applicable Board.  The Independent Chairman also serves as chairman of an executive committee, which is comprised of all of the Independent Directors of the applicable Fund (each, an “Executive Committee”).  Each Executive Committee meets periodically, as needed, providing a forum for the Independent Directors of the applicable Fund to meet in separate session, with or without independent counsel, to deliberate on matters relevant to the applicable Fund.  The Independent Directors of each Fund have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the applicable Fund.  Each Board reviews its structure annually.  Each Board has determined that the structure of the Independent Chairman and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT OF RISK MANAGEMENT.  Oversight of the risk management process is part of each Board’s general oversight of the applicable Fund and its service providers.  Each Board exercises oversight of the risk management process through the applicable Audit Committee and the applicable Executive Committee.  Each Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, each Board receives various reports relating to risk management.  Each Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Under each Board’s overarching supervision, the applicable Fund and management, the applicable Advisers, FAS and other service providers to the applicable Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed by different service providers and with respect to different types of risks.  Various personnel, including each Fund’s CCO as well as various personnel of the Advisers and other service providers such as each Fund’s independent accountants, make periodic reports to each Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.  For example, each Audit Committee meets regularly with the applicable CCO to discuss compliance and operational risks and with the applicable Fund’s treasurer to discuss, among other things, the internal control structure of the applicable Fund’s financial reporting function.  In addition, the full Board of each Fund regularly receives reports from the Advisers and their portfolio managers as to investment risks.

Each Board recognizes that not all risks that may affect the applicable Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the applicable Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, each Fund’s ability to manage risk is subject to substantial limitations and the function of the applicable Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

LEGAL PROCEEDINGS.  None of the Directors or executive officers of the Funds have been involved in any of the following events during the past ten years:

°	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

°	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

°	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

°
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

°	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;

°
Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

°
Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

VOTE REQUIRED.  The election of each Director Nominee as a Director of the respective Fund will require the affirmative vote of a plurality of the votes entitled to be cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS OF SUCH FUND, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE FOR SUCH FUND.

SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in a Fund’s proxy material relating to its 2013 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by, the Fund not later than November 27, 2012 (i.e., 120 days before the release date disclosed in the previous year’s proxy statement).  Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the applicable Fund’s books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the applicable Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.  Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words.  A stockholder desiring to submit a proposal with respect to a Fund must be a record or beneficial owner of Shares of such Fund with a market value of at least $2,000 and must have held such Shares for at least one year.  Further, the stockholder must continue to hold such Shares through the date on which the meeting is held.  Documentary support regarding the foregoing must be provided along with the proposal.  Each stockholder may submit no more than one proposal to a Fund for a particular stockholders’ meeting.  There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).  The timely submission of a proposal does not guarantee its inclusion in a Fund’s proxy materials.  Additionally, approval of a stockholder proposal by a Fund’s holders of Shares may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Pursuant to the bylaws of each Fund (the “Bylaws”), at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted.  To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) proposed by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the applicable Fund.  To be timely, a stockholder’s notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting.  However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 P.M. Mountain Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.  Stockholders wishing to make proposals should refer to the Bylaws for proper procedures and notice content.  A copy of each Fund’s Bylaws is available upon request, without charge, by writing to the Secretary of the applicable Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

On July 30, 2010, each Board approved amendments to the applicable Fund’s Bylaws to revise the procedures by which stockholders may submit proposals to the Board.  The amendments clarified that nominations for individuals for election to each Board may only be made by stockholders of the class of securities entitled to vote for such nominee.

ADDITIONAL INFORMATION

INVESTMENT ADVISERS AND ADMINISTRATORS. Boulder Investment Advisers, L.L.C. (BIA), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) (SIA), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to BIF, BTF and DNY.  Rocky Mountain Advisers, LLC (RMA) and SIA currently serve as co-investment advisers to FOFI. BIA, SIA and RMA are collectively referred to herein as the “Advisers”.  Wellington Management Company, LLP (Wellington Management), 280 Congress Street, Boston, Massachusetts 02210, currently serves as the investment sub-adviser to FOFI. Fund Administrative Services, L.L.C. (FAS), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as co-administrators to the Funds.

INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on November 18, 2011, the Audit Committee of each of BIF, BTF and DNY, each consisting of the Independent Directors, selected, and the Board ratified the selection of, Deloitte & Touche LLP (“Deloitte”) of Denver, Colorado, as each respective Fund’s independent registered public accounting firm for each Fund’s fiscal year ending, as applicable, October 31, 2012 (DNY), and November 30, 2012 (BIF and BTF).  Deloitte served as independent accountants for each respective Fund’s previous two fiscal years.

At its regularly scheduled Board meeting held on August 1, 2011, the Audit Committee of FOFI, consisting of the Independent Directors, selected, and the Board ratified the selection of, Deloitte of Denver, Colorado, as FOFI’s independent registered public accounting firm for FOFI’s fiscal year ending March 31, 2012. Deloitte served as independent accountants for FOFI’s previous two fiscal years.

A representative of Deloitte is not expected to be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

In addition to performing independent audit services for FOFI, Deloitte also performed certain non-audit related services, including tax, and consulting services, on behalf of FOFI’s former investment adviser, Wellington Management. Effective May 3, 2010, Wellington Management ceased to be the investment adviser to FOFI and was engaged as the investment sub-adviser to FOFI.

Deloitte has informed the Funds that it has no direct or indirect financial interest in any Fund.  For each Fund’s fiscal year ended, as applicable, November 30, 2011 (BIF and BTF), October 31, 2011 (DNY), and March 31, 2011 (FOFI), Deloitte did not provide any non-audit services or bill any fees for such services to the Advisers or any Fund Affiliates (defined below) (except as provided above with respect to Wellington Management).  For each such period, the Horejsi Affiliates paid $0 to Deloitte for their services.  Each Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independent accountants’ independence.

Set forth below are audit fees and non-audit related fees billed to BIF and BTF, respectively, for professional services received from Deloitte for BIF’s and BTF’s fiscal years ended November 30, 2010 and November 30, 2011.

	Audit Fees		Audit-Related Fees		Tax Fees*		All Other Fees†
Fiscal Year Ended	BIF	BTF	BIF	BTF	BIF	BTF	BIF	BTF
11/30/2010	$27,000	$27,000	$0	$0	$7,540	$7,540	$5,000	$5,000
11/30/2011	$27,800	$27,800	$0	$0	$7,765	$7,765	$5,000	$5,000

Set forth below are audit fees and non-audit related fees billed to DNY for professional services received from Deloitte for the DNY’s fiscal years ended October 31, 2010 and October 31, 2011.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees†
10/31/2010	$30,000	$0	$7,540	$5,000
10/31/2011	$30,900	$0	$7,765	$5,000

Set forth below are audit fees and non-audit related fees billed to FOFI for professional services received from Deloitte for the FOFI’s fiscal years ended March 31, 2010 and March 31, 2011.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees
3/31/2010	$32,000	$0	$7,250	$0
3/31/2011	$33,000	$0	$7,250	$0

*
“Tax Fees” are those fees billed to the applicable Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund’s income tax returns, excise tax returns and Maryland property tax returns.

†	This fee pertains to those fees billed to the applicable Fund by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

Each Audit Committee Charter requires that the Audit Committee of a Fund pre-approve all audit and non-audit services to be provided by the independent accountants to the Funds, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide on-going services to the Fund (“Fund Affiliates”), if the engagement relates directly to the operations and financial reporting of the Funds, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws.  All of the audit, audit-related and tax services described above for which Deloitte billed the Funds fees were pre-approved by the applicable Audit Committee.

QUORUM.  A quorum of each Fund’s stockholders is required for the conduct of business at the Meeting with respect to such Fund.  Under the Bylaws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the votes entitled to be cast (without regard to class) as of the Record Date, except, as applicable to BIF, BTF and DNY, with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.  Each of the outstanding Shares is entitled to cast one vote, with no cumulative voting rights.  In the event that a quorum is not present at the Meeting with respect to a Fund, the chairman of such Fund’s meeting may adjourn the meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting.  With respect to each Fund, in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.  Any such adjournment with respect to a Fund will require the affirmative vote of a majority of votes cast with respect to such Fund on the matter at the Meeting.  With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require each Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange.  Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file.

Based solely upon each Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with, except for the following instances.  With respect to each Fund, the initial statement of beneficial ownership of securities on Form 3 of Mr. Steven K. Norgaard, Director, was not filed within ten days after the event by which Mr. Norgaard became a reporting person.  Mr. Norgaard has since filed the initial statement of beneficial ownership of each Fund’s securities with the SEC.  Mr. Norgaard has no beneficial ownership of securities in any Fund.  A statement of change of beneficial ownership on Form 4 of the MBH Trust, a stockholder of FOFI, was not filed before the end of the second business day following the day on which a transaction resulting in a change in beneficial ownership was executed.  The MBH Trust has since filed the Form 4 with the SEC.

EXPENSES AND METHODS OF SOLICITATION.  With respect to each Fund, proxy solicitations may be made by mail, telephone, Internet on the Fund’s website, or through e-mail communications with stockholders who have enrolled in the Fund’s electronic duplicate communications service, facsimile or personal interviews conducted by officers of the Fund and employees of the Adviser.  Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds.  The Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of their shares.

BROKER NON-VOTES AND ABSTENTIONS.  A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, is a broker “non-vote”.  Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING. No Fund intends to present any other business at the Meeting, nor is any Fund aware that any stockholder intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES.  STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

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BOULDER GROWTH & INCOME FUND, INC.
BOULDER TOTAL RETURN FUND, INC.
THE DENALI FUND INC.
FIRST OPPORTUNITY FUND, INC.

PROXY

BOULDER GROWTH & INCOME FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominee in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEE IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominee is Steven K. Norgaard	FOR ___	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

[PREFERRED STOCK PROXY CARD]

PROXY

BOULDER GROWTH & INCOME FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock (“AMPS”) of Boulder Growth & Income Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominees in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEES IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominees are: Richard I. Barr and Steven K. Norgaard	FOR ___	WITHHOLD___	FOR ALL EXCEPT ___
Instruction: If you do not wish your shares voted “for” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s).  Your shares will be voted “For” the remaining nominee(s).
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

PROXY

BOULDER TOTAL RETURN FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominee in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEE IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominee is Steven K. Norgaard	FOR ___	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

[PREFERRED STOCK PROXY CARD]

PROXY

BOULDER TOTAL RETURN FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock (“AMPS”) of Boulder Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominees in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEES IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominees are: Richard I. Barr and Steven K. Norgaard	FOR ___	WITHHOLD___	FOR ALL EXCEPT ___
Instruction: If you do not wish your shares voted “for” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s).  Your shares will be voted “For” the remaining nominee(s).
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

PROXY

THE DENALI FUND INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of The Denali Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominee in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein).  A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEE IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominee is Joel W. Looney	FOR ___	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.  _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

[PREFERRED SHARES PROXY CARD]

PROXY

THE DENALI FUND INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of the Auction Preferred Stock (“APS”) of The Denali Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominees in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEES IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominees are: Joel W. Looney, Susan Ciciora and Steven K. Norgaard	FOR ___	WITHHOLD___	FOR ALL EXCEPT ___
Instruction: If you do not wish your shares voted “for” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s). Your shares will be voted “For” the remaining nominee(s).
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON   ______

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

PROXY

FIRST OPPORTUNITY FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Opportunity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Annual Meeting of Stockholders (the “Meeting”) to be held at the Arizona Biltmore, 2400 East Missouri Avenue, Phoenix, Arizona 85016, at 9:00 A.M., Pacific Time (local time), on April 27, 2012, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the Director Nominees in the Proposal.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a blue or black ink pen, please indicate your vote by an “X” in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE DIRECTOR NOMINEES IN THE PROPOSAL.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Joint Proxy Statement for a discussion of the Proposal.

Election of Directors: Nominees are: Richard I. Barr, Susan L. Ciciora and Steven K. Norgaard	FOR ___	WITHHOLD___	FOR ALL EXCEPT ___
Instruction: If you do not wish your shares voted “for” a particular nominee, mark the “For All Except” box and strike a line through the name(s) of the nominee(s).  Your shares will be voted “For” the remaining nominee(s).
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. ____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date: